UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2009 (September 29, 2009)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	800-653-6104

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01   Other Events

Attached hereto as Exhibit 4.1 is a specimen common stock certificate for Metro Bancorp, Inc.

 Item 9.01    Financial Statements and Exhibits.

Exhibit No.
4.1	Form of Common Stock Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2009

METRO BANCORP, INC.

By:	/s/ Mark A. Zody
Name: Mark A. Zody
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
4.1	Form of Common Stock Certificate.